                                                                      Exhibit 99




                                  ADVANTA CORP.
                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)

                                                                   THREE MONTHS ENDED DECEMBER 31, 1999
                                             -------------------------------------------------------------------------

                                                               ADVANTA          ADVANTA
                                             ADVANTA           LEASING          BUSINESS
                                             MORTGAGE          SERVICES          CARDS          OTHER (a)        TOTAL
                                             --------          --------          -----          ---------        -----

REVENUES:
Gain on sale of receivables                 $ (16,567)       $   1,464        $  12,372       $       0        $  (2,731)
Interest income                                32,151            3,325           10,222          14,828           60,526
Servicing revenues                             27,112            1,685            3,668               0           32,465
Other                                           1,048            4,541           11,377         (10,753)           6,213
                                            ---------        ---------        ---------       ---------        ---------
     Total revenues                            43,744           11,015           37,639           4,075           96,473
                                            ---------        ---------        ---------       ---------        ---------

EXPENSES:
Operating expenses                             55,072            7,671           14,711           8,293           85,747
Interest expense                               22,611            2,880            4,496           9,160           39,147
Provision for credit losses                     7,586              947            6,107               0           14,640
Minority int. in inc. of consolidated           1,865              155              200               0            2,220
subsidiary
Unusual charges (b)                                 0                0                0          10,000           10,000
                                            ---------        ---------        ---------       ---------        ---------
    Total expenses                             87,134           11,653           25,514          27,453          151,754
                                            ---------        ---------        ---------       ---------        ---------

INCOME (LOSS) BEFORE INCOME TAXES             (43,390)            (638)          12,125         (23,378)         (55,281)
Income tax expense (benefit)                  (17,140)            (252)           4,789         (59,233)         (71,836)
                                            ---------        ---------        ---------       ---------        ---------

NET INCOME (LOSS)                           $ (26,250)       $    (386)       $   7,336       $  35,855        $  16,555
                                            =========        =========        =========       =========        =========

PRO FORMA NET OPERATING INCOME, WITH
   RESULTS OF ADVANTA MORTGAGE
   REPORTED AS A PORTFOLIO LENDER           $   8,961 (c)    $    (386)       $   7,336       $    (835)(d)    $  15,076
                                            =========        =========        =========       =========        =========

(a) Other includes the insurance and venture capital divisions, and the writedown of assets associated with the Corporate Finance business which was previously curtailed.

(b) Unusual charges include additional costs associated with products exited in the first quarter of 1998.

(c) Adjusted to reflect the after-tax effect on earnings of Advanta Mortgage essentially the same as a portfolio lender. See "Reconciliation to Portfolio Lender Earnings Format" schedule.

(d) Adjusted to exclude additional costs of $10 million pretax ($6.1 million after tax) associated with products exited in the first quarter of 1998, the $12 million pretax charge ($7.3 million after tax) to writedown assets associated with the Corporate Finance business which was previously curtailed and the $50 million tax benefit related to the former consumer credit card business.

                                  ADVANTA CORP.
                      RECONCILIATION OF ADVANTA MORTGAGE TO
                      PORTFOLIO LENDER EARNINGS FORMAT [g]
                                 (IN THOUSANDS)

                                                                THREE MONTHS ENDED DECEMBER 31, 1999
                                           --------------------------------------------------------------------------------

                                                                              ADVANTA
                                           ADVANTA                          MORTGAGE AS      PRO FORMA
                                         MORTGAGE AS       PRO FORMA         PORTFOLIO       REMAINING           PRO FORMA
                                           REPORTED       ADJUSTMENTS         LENDER        BUSINESSES         CONSOLIDATED
                                                                                               [g]
                                           --------       -----------         ------        ----------         ------------

REVENUES:
Gain on sale of receivables              $(16,567)        $16,567 [a]         $      0        $ 13,836            $ 13,836
Interest income                            32,151         187,142 [b]          219,293          28,375             247,668
Servicing revenues                         27,112         (8,034) [c]           19,078           5,353              24,431
Other                                       1,048               0                1,048          17,165              18,213
                                         --------         --------            --------        --------            --------
     Total revenues                        43,744         195,675              239,419          64,729             304,148
                                         --------         --------            --------        --------            --------

EXPENSES:
Operating expenses                         55,072           1,873 [d]           56,945          30,675              87,620
Interest expense                           22,611         119,804 [b]          142,415          16,536             158,951
Provision for credit losses                 7,586          15,798 [e]           23,384           7,054              30,438
Minority interest in income of
   consolidated subsidiary                  1,865               0                1,865             355               2,220
                                         --------         --------            --------        --------            --------
    Total expenses                         87,134         137,475              224,609          54,620             279,229
                                         --------         --------            --------        --------            --------

INCOME (LOSS) BEFORE INCOME TAXES
                                          (43,390)          58,200 [f]          14,810          10,109              24,919
Income tax expense (benefit)              (17,140)          22,989               5,849           3,994               9,843
                                         --------         --------            --------        --------            --------
NET INCOME (LOSS)                        $(26,250)        $ 35,211            $  8,961        $  6,115            $ 15,076
                                         --------         --------            --------        --------            --------

FOOTNOTES FOR PRO FORMA ADJUSTMENTS:

[a] Represents the reclassification of net gains recognized on the sale of mortgage loans for the period.

[b] Represents the adjustment to interest income and interest expense as if the securitized mortgage loans were still owned by the Company and remained on the balance sheet for the period presented.

[c] Represents the reclassification of servicing revenues on securitized mortgage loans for the period presented.

[d] Represents the reclassification of securitization costs incurred by the Company.

[e] Represents the amount by which the provision for credit losses would have increased had the securitized mortgage loans remained on the balance sheet and the provision for credit losses on securitized receivables been equal to actual reported charge-offs. This amount is net of the increase in the on-balance sheet provision resulting from the Company's decision to reduce securitization volume and increase its on-balance sheet mortgage loan portfolio.

[f] Represents the impact of substantially reduced securitization volume as well as the increase in off-balance sheet reserves and discount rate on existing retained interests from securitizations.

[g] The remaining businesses are adjusted to exclude the $7.3 million after tax charge to write down assets associated with the Corporate Finance business which was previously curtailed, additional costs of $6.1 million after tax associated with products exited in the first quarter of 1998 and the $50 million tax benefit related to the former consumer credit card business.


                                                   ADVANTA CORP.
                                                    HIGHLIGHTS
                                                 ($ IN THOUSANDS)

                                                                            THREE MONTHS ENDED
                                               -----------------------------------------------------------------------------
                                                                                                               PERCENT CHANGE
ORIGINATIONS                                    DECEMBER 31,        SEPTEMBER 30,              DECEMBER 31,        FROM
                                                   1999                  1999                     1998         PRIOR QUARTER
                                               ------------         ------------              ------------      ------------
Direct                                       $    441,299            $    368,654            $    506,819           19.7%
Broker                                            154,840                 125,204                 128,285           23.7
Conduit                                            47,486                  66,952                 388,594          -29.1
Corp. Finance                                         960                   6,505                 330,677          -85.2
Auto                                                    0                       0                   6,298            0.0
                                             ------------            ------------            ------------          ------------
Total Advanta Mortgage loans                 $    644,585            $    567,315            $  1,360,673           13.6%

Leases                                       $    117,677            $    112,615            $     99,797            4.5%
Business cards                                    605,097                 484,727                 399,080           24.8

SECURITIZATION/SALES VOLUME
Advanta Mortgage                             $    163,542            $    746,893            $  1,124,060          -78.1%
Leases                                            105,300                 106,953                  89,105           -1.5
Business cards                                     35,942                 257,750                  24,024          -86.1
                                             ------------            ------------            ------------          ------------
Total securitization/sales volume            $    304,784            $  1,111,596            $  1,237,189          -72.6%

AVERAGE MANAGED RECEIVABLES
Mortgage loans                               $  8,261,925            $  8,278,435            $  7,705,545          -0.2%
Auto loans                                         93,189                 111,357                 224,515          -16.3
Leases                                            766,871                 741,571                 638,399            3.4
Business cards                                    974,025                 906,032                 789,220            7.5
Other loans                                        17,643                  17,322                  17,866            1.9
                                             ------------            ------------            ------------          ------------
Total average managed receivables            $ 10,113,653            $ 10,054,717            $  9,375,545            0.6
Total average serviced receivables           $ 21,239,095            $ 20,029,536            $ 17,123,098            6.0%

ENDING MANAGED RECEIVABLES
Mortgage loans                               $  8,299,685            $  8,260,900            $  8,074,295            0.5%
Auto loans                                         83,851                 101,045                 210,951          -17.0
Leases                                            795,643                 780,653                 670,240            1.9
Business cards                                  1,040,114                 930,009                 814,734           11.8
Other loans                                        21,930                  17,478                  17,862           25.5
                                             ------------            ------------            ------------          ------------
Total managed receivables                    $ 10,241,223            $ 10,090,085            $  9,788,082            1.5
Total serviced receivables                   $ 22,142,890            $ 20,573,310            $ 18,066,410            7.6%

IO AND CMSR ROLLFORWARD
Beginning balance                            $    245,551            $    247,071
Retained IO on sales, net                           3,701                  35,600
Hedge impact                                         (201)                 (1,513)
Transaction expenses                                    0                   2,796
Interest income                                    14,030                  11,209
Cash received                                     (44,365)                (49,974)
Additional reserves                               (10,439)                      0
Other, net                                              0                     362
                                             ------------            ------------
Ending balance                               $    208,277            $    245,551

                                  ADVANTA CORP.
                             HIGHLIGHTS (CONTINUED)
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                            THREE MONTHS ENDED
                                              -------------------------------------------------------------------------------
                                                                                                                 PERCENT
                                                                                                                  CHANGE
                                                                                                                   FROM
                                                DECEMBER 31,        SEPTEMBER 30,         DECEMBER 31,        PRIOR QUARTER
                                                    1999                 1999                 1998
                                              -----------------    -----------------    ------------------    ---------------

EARNINGS
As a % of average managed receivables:
     Operating expenses                              3.30%            3.24%             3.90%                   1.9%
     Charge-offs                                     1.80             1.59              1.45                   13.1
Basic earnings per common share               $      0.67      $      0.57       $      0.16                   17.5
Diluted earnings per common share             $      0.66      $      0.55       $      0.16                   19.7
Return on average common equity                     11.45%            9.98%             2.98%                  14.7

COMMON STOCK DATA
Weighted average common shares
   used to compute:
Basic earnings per common share                    24,611           23,413            23,185                    5.1%
Diluted earnings per common share                  25,139           23,990            23,194                    4.8

Ending shares outstanding                          27,344           27,086            25,643                    1.0

Stock price:
   Class A
      High                                    $    20.375      $    23.938       $    14.875                  -14.9%
      Low                                          14.625           14.625             7.125                    0.0
      Closing                                      18.250           14.625            13.250                   24.8
  Class B
      High                                    $    15.875      $    19.125       $    12.000                  -17.0
      Low                                          10.438           11.375             5.250                   -8.2
      Closing                                      14.063           11.750            11.063                   19.7

Cash dividends declared
   Class A                                    $     0.063      $     0.063       $     0.063                    0.0%
   Class B                                          0.076            0.076             0.076                    0.0

Book value per common share (A)               $     23.14      $     22.65       $     22.19                    1.7%



(A) Assumes conversion of the Class B Preferred Stock for periods prior to September 1999.

                 -Statistical Supplement Available Upon Request-